Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

           The undersigned, John F. Wallen, the Chief Executive Officer and Chief Financial Officer of Accelera Innovations, Inc.; (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's amendment no. 1 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 5th  day of November 14, 2012.

/s/ John F. Wallin
John F. Wallin
Principal Executive Officer and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Accelera Innovations, Inc. and will be retained by Accelera Innovations, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.